UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

February 12, 2009

Date of Report (date of earliest event reported)

THE PNC FINANCIAL SERVICES GROUP, INC.

(exact name of registrant as specified in its charter)

Pennsylvania	Commission File Number	25-1435979
(state or other jurisdiction of incorporation or organization)	001-09718	(I.R.S. Employer Identification Number)

One PNC Plaza

249 Fifth Avenue

Pittsburgh, Pennsylvania 15222-2707

(Address of principal executive offices, including zip code)

(412) 762-2000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

5.03(a).

Amendments to By-Laws. At a meeting held on February 12, 2009, our Board of Directors approved various amendments to our By-Laws, as described below. The effective date for these amendments is February 12, 2009. Our Board’s Nominating and Governance Committee previously reviewed these amendments and recommended their adoption to the full Board. We have attached the text of the Board-approved amended and restated By-Laws to this Report as Exhibit 3.2, and the descriptions in this Report are qualified in their entirety by reference to that exhibit.

Throughout this report, the amended and restated By-Laws effective February 12, 2009 are sometimes referred to as the “2009 By-Laws” and the previous amended and restated By-Laws effective December 14, 2005 are sometimes referred to as the “2005 By-Laws”.

Board of Directors – Procedure for Election of Directors and Required Vote. Article III, Section 11 of the 2009 By-Laws contains the following new provisions describing the procedures for election of directors and the required vote:

•

Election of directors at all meetings of the shareholders at which directors are to be elected shall be by ballot, and, subject to the rights of the holders of any series of PNC’s preferred stock to elect directors under specified circumstances, a majority of the votes cast at any meeting for the election of directors at which a quorum is present shall elect directors.

•	A majority of votes cast shall mean that the number of shares voted “for” a director’s election exceeds 50% of the number of votes cast with respect to that director’s election.

•	Votes cast shall include votes to withhold authority in each case and exclude abstentions with respect to that director’s election.

•

In a contested election of directors, directors shall be elected by the vote of a plurality of the votes cast at any meeting for the election of directors at which a quorum is present. The 2009 By-Laws define a contested election and how one shall be determined.

•

If a nominee for director who is an incumbent director is not elected and no successor has been elected at such meeting, the director shall promptly tender his or her resignation to the Board of Directors.

•	The Nominating and Governance Committee shall make a recommendation to the Board of Directors as to whether to accept or reject the tendered resignation, or whether other action should be taken.

•

The Board of Directors shall act on the tendered resignation, taking into account the Nominating and Governance Committee’s recommendation, and publicly disclose (by a press release, a filing with the Securities and Exchange Commission or other broadly disseminated means of communication) its decision regarding the tendered resignation and the rationale behind the decision within 90 days from the date of the certification of the election results.

•

The Nominating and Governance Committee in making its recommendation, and the Board of Directors in making its decision, may each consider any factors or other information that it considers appropriate and relevant.

•

The director who tenders his or her resignation shall not participate in the recommendation of the Nominating and Governance Committee or the decision of the Board of Directors with respect to his or her resignation.

•

If such incumbent director’s resignation is not accepted by the Board of Directors, such director shall continue to serve until the next annual meeting and until his or her successor is duly elected, or his or her earlier resignation or removal.

•

If a director’s resignation is accepted by the Board of Directors pursuant to this By-Law, or if a nominee for director is not elected and the nominee is not an incumbent director, then the Board of Directors, in its sole discretion, may fill any resulting vacancy or decrease the size of the Board of Directors pursuant to the provisions of the 2009 By-Laws.

The 2009 By-Laws also confirm that except as otherwise provided by law, PNC’s Articles of Incorporation or the 2009 By-Laws, in all matters other than the election of directors, the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the matter shall be the act of the shareholders.

Shareholder Meetings – Director Nominations and Other Proposals for Action at Annual Meetings. The 2009 By-Laws revise the methods for nominating directors and making other proposals for action at an annual meeting of shareholders, as follows:

2005 By-Laws	2009 By-Laws

(1) Pursuant to PNC’s notice of meeting;

(2) By or at the direction of a majority of the Board of Directors;

(3) By the presiding officer;

(4) By one or more shareholders in accordance with applicable rules of the SEC and the provisions of the by-laws.

(1) Pursuant to PNC’s notice of meeting; (2) By or at the direction of a majority of the Board of Directors; (3) By one or more PNC shareholders.

In addition, the 2009 By-Laws require any shareholder seeking to nominate directors or bring other proposals for action at an annual meeting of shareholders to:

•	Be a shareholder of record at the time notice is given and at the time of the annual meeting;

•	Be entitled to vote at the meeting; and

•	Comply with the notice and other procedures set forth in the 2009 By-Laws as to such business or nomination.

•

The 2009 By-Laws note that this clause shall be the exclusive means for a shareholder to make nominations or submit other business before an annual meeting of shareholders, other than matters properly brought under Rule 14a-8 under the Securities Exchange Act of 1934, as amended, and included in PNC’s notice of meeting.

Shareholder Meetings – Advance Notice Requirements at Annual Meetings. The 2009 By-Laws also revise the notice requirements for shareholders seeking to nominate directors or bring other business before an annual meeting. The principal differences between the 2005 and 2009 By-Laws are as follows:

2005 By-Laws	2009 By-Laws

The Secretary must receive written notice of such nomination or proposal at PNC’s principal office:	The Secretary must receive written notice of such nomination or proposal at PNC’s principal executive offices:

(1) Not later than 90 days prior to the annual meeting (unless we have stated a different date in our most recent proxy materials); or

(2) If the annual meeting is to be held on a date other than the fourth Tuesday in April, the close of business on the 10th date following the first public disclosure of the date of such meeting.

(1) Not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the first anniversary of the preceding year’s annual meeting; or

(2) If the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, timely notice means that notice must be delivered not earlier than the close of business on the 120th day prior to the date of such annual meeting and not later than the close of business on the later of the 90th day prior to the date of such annual meeting, or, if the first public announcement of the date of such meeting is less than 100 days prior to the date of such annual meeting, the 10th day following the day on which public announcement of the date of such meeting is first made by PNC.

In addition, the 2009 By-Laws include a new provision that if the number of directors to be elected to the Board is increased and there is no public announcement by PNC naming all of the nominees for director or specifying the size of the increased Board of Directors at least 100 days prior to the first anniversary of the preceding year’s annual meeting, a shareholder’s notice shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered no later than the close of business on the 10th day following the day on which such public announcement is first made by PNC.

The 2009 By-Laws also require a shareholder to update and supplement the notice, if necessary, so that the information provided or required to be provided shall be true and correct, and the 2009 By-Laws set forth the procedures for providing such updates and supplements.

The 2009 By-Laws update and revise the disclosures that shareholders must include in the notice, as follows:

2005 By-Laws	2009 By-Laws

For all notices	For all notices

(1) The name and address of the shareholder or beneficial owner;

(2) The class and number of PNC securities which are owned of record and beneficially by such shareholder and such beneficial owner; and

(1) The name and address of the shareholder, any beneficial owner, and any affiliates or associates;

(2) The class or series and number of shares of PNC which are, directly or indirectly, owned beneficially and of record by the shareholder, beneficial owner, affiliates or associates;

(3) A representation that the shareholder is a beneficial owner of PNC stock entitled to vote at such meeting and intends to be present at the meeting in person or by proxy to make such nomination or proposal.

(3) Disclosure of any indirect, derivative, convertible, synthetic, or other right related to any class or series of shares of PNC, or any stock borrowings, dividend rights, or proxy or other voting arrangements, or other direct or indirect interests as enumerated in the 2009 By-Laws;

(4) Disclosure of any information relating to such shareholder and beneficial owner, if any, that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of directors in a contested election pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder.

For each nomination for election of a director	For each nomination for election of a director

(1) The name and address of the person to be nominated;

(2) A description of all arrangements or understandings between the shareholder and the nominee and any other person or persons (naming such person or persons) pursuant to which the nomination is to be made by the shareholder;

(3) Such other information regarding the nominee as would be required to be included in proxy materials filed under applicable rules of the Securities and Exchange Commission had the nominee been nominated by the Board of Directors; and

(4) The written consent of the nominee to serve as a director of PNC, if so elected.

(1) The information set forth above with respect to all notices;

(2) All information relating to such person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors in a contested election pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected);

(3) A description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships as enumerated in the 2009 By-Laws;

(4) A completed and signed questionnaire, representation and agreement as enumerated in the 2009 By-Laws; and

(5) Such other information as may reasonably be required by PNC to determine the eligibility of such proposed nominee to serve as an independent director of PNC or that could be material to a reasonable shareholder’s understanding of the independence, or lack thereof, of such nominee.

For each proposal for action	For each proposal for action, other than a nomination

A brief description of the proposal, the reasons for making such proposal, and any direct or indirect interest of the shareholder, or any person on whose behalf the shareholder is acting, in making such proposal.

(1) The information set forth above with respect to all notices;

(2) A brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest of such shareholder and beneficial owner, if any, in such business;

(3) The text of the proposal or business (including the text of any resolutions proposed for consideration); and

(4) A description of all agreements, arrangements and understandings between such shareholder and beneficial owner, if any, and any other person or persons (including their names) in connection with the proposal of such business by such shareholder.

Shareholder Meetings – Special Meetings. The 2009 By-Laws revise the methods for calling a special meeting of shareholders and the business that may be brought before such a meeting, as follows:

2005 By-Laws	2009 By-Laws

Special meetings of the shareholders may be called, at any time, by: (1) The Board of Directors; (2) The Chairman of the Board; (3) The President; or (4) A Vice Chairman of the Board.

Special meetings of the shareholders may be called, at any time, by:

(1) The Chairman of the Board; or

(2) The majority of the total number of directors that PNC would have if there were no vacancies (the “Whole Board”).

The only business to be conducted at a special meeting of shareholders is business brought before the meeting:

(1) Pursuant to PNC’s notice of such meeting;

(2) By the presiding officer; or

(3) By or at the direction of a majority of the Board of Directors.

The only business to be conducted at a special meeting of shareholders is business brought before the meeting:

(1) Pursuant to PNC’s notice of such meeting;

(2) By or at the direction of a majority of the Whole Board.

In addition, the 2009 By-Laws include new provisions regarding nominations of persons for election to the Board of Directors at special meetings of shareholders. Under these new provisions, nominations may be made at special meetings pursuant to PNC’s notice of meeting:

(a) By or at the direction of the Board of Directors; or

(b) Provided that the Board has determined that directors shall be elected at such meeting, by any PNC shareholder who:

•	is a shareholder of record at the time of giving of notice provided for in the 2009 By-Laws and will be such at the time of the special meeting;

•	is entitled to vote at the meeting; and

•	complies with the notice and other procedures set forth in the 2009 By-Laws as to such nomination.

The 2009 By-Laws also clarify that clause (b) above shall be the exclusive means for a shareholder to make nominations before a special meeting of shareholders, and set forth additional requirements for providing notice to PNC, including a description of the content of such notice and the timeframe for submitting such notice.

Shareholder Meetings – General Business. The 2009 By-Laws also include additional provisions on the business to be properly brought before any meeting of shareholders. The revised provisions state, among other things, that:

•

Business brought before a meeting must be of a proper subject for actions by shareholders under applicable law and must not, if implemented, cause PNC to violate any state, federal or foreign law or regulation;

•

No person may be appointed, nominated or elected as a PNC director unless such person would be able to serve as a director without conflicting with any state, federal or foreign law or regulation applicable to PNC;

•	Only persons nominated in accordance with the procedures set forth in the 2009 By-Laws shall be eligible to serve as directors;

•	Only such business shall be conducted at a meeting of shareholders as shall have been brought before the meeting in accordance with the procedures set forth in the 2009 By-Laws;

•

The Chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in the 2009 By-Laws and, if any proposed nomination or business is not in compliance, to declare that such defective proposal or nomination shall be disregarded; and

•

A shareholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in the 2009 By-Laws; provided, however, that any references in the 2009 By-Laws to the Exchange Act or the rules promulgated thereunder are not intended to and shall not limit the requirements applicable to nominations or proposals as to any other business to be considered pursuant to Section 2.1 or Section 2.2.

Shareholder Meetings – Procedures. The 2009 By-Laws clarify that the written notice of shareholder meetings may include personal delivery, electronic transmission or mail. The 2009 By-Laws also specify when delivery will be deemed to have occurred.

The 2009 By-Laws include new language stating that the Chairman of the meeting or a majority of the shares represented may adjourn the meeting from time to time, whether or not there is a quorum. The 2009 By-Laws also allow the shareholders present at a duly called meeting at which a quorum is present to continue to transact business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum.

Board of Directors – Size. The 2009 By-Laws clarify that the size of the Board shall be established exclusively by resolution of the Whole Board, rather than “the Board of Directors”.

Board of Directors – Vacancies. The 2009 By-Laws state that vacancies may be filled “only” by a majority of the remaining directors, and also add a provision noting that any filling of vacancies is subject to applicable law and the rights of the holders of any series of PNC’s preferred stock with respect to such series of preferred stock.

Board of Directors – Special Meetings. The 2009 By-Laws revise the ability to call special meetings of the Board of Directors, as follows:

2005 By-Laws	2009 By-Laws

Special meetings of the Board of Directors may be called by:

(1) The Chairman of the Board;

(2) The Chief Executive Officer;

(3) The President;

(4) Any Vice Chairman; or

(5) The written request of any three directors.

Special meetings of the Board of Directors may be called by:

(1) The Chairman of the Board;

(2) The Chief Executive Officer;

(3) The written request of a majority of the Board of Directors then in office.

A special meeting may be held at any time without notice if all the directors are present or if those not present waive notice of the meeting in accordance with the By-Laws.

Board of Directors – Meeting Procedures. The 2009 By-Laws add new language stating that the directors present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough directors to leave less than a quorum.

Board of Directors – Qualifications. The 2009 By-Laws contain the following new provisions describing the eligibility requirements for a nominee for election or re-election as a director of PNC:

•

A person must deliver (in accordance with the applicable time periods prescribed for delivery of notice) to PNC a written questionnaire with respect to the background and qualification of such person and the background of any other person or entity on whose behalf the nomination is being made; and

•	A person must deliver a written representation and agreement that such person:

•

is not and will not become a party to (1) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a PNC director, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to PNC or (2) any Voting Commitment that could limit or interfere with such person’s ability to comply, if elected as a PNC director, with such person’s fiduciary duties under applicable law;

•

is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than PNC with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed to PNC;

•

in such person’s individual capacity and on behalf of any person or entity on whose behalf the nomination is being made, would be in compliance, if elected as a PNC director, and will comply with all applicable publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines of PNC; and

•	will abide by the requirements of Article III, Section 11 of the 2009 By-Laws relating to the procedure for election of directors and the required vote.

Stock Certificates. The 2009 By-Laws also include new provisions that describe uncertificated and certificated stock, and new provisions regarding book-entry registration and procedures for transfers of uncertificated stock.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibit is listed on the Exhibit Index accompanying this Form 8-K and is filed herewith:

3.2	By-Laws of the Corporation, as amended and restated effective as of February 12, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PNC FINANCIAL SERVICES GROUP, INC.
(Registrant)

Date: February 19, 2009	By:	/s/ Samuel R. Patterson
Samuel R. Patterson
Controller

EXHIBIT INDEX

Number	Description	Method of Filing
3.2	By-Laws of the Corporation, as amended and restated effective as of February 12, 2009	Filed herewith.